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                                                                    EXHIBIT 23.4
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                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 2 to the Registration Statement of Patriot American Hospitality, Inc. (Registration No. 333-04587) on Form S-11 of our report dated January 15, 1996, on our audits of the financial statements of Certain of the Initial Hotels. We also consent to the reference to our Firm under the captions "Selected Financial Information" and "Experts".

                                                  Coopers & Lybrand L.L.P.

Fort Lauderdale, Florida

July 15, 1996